SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              (Amendment No. ___)

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Check the appropriate box:

/_/   Preliminary Proxy Statement

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      14a-6(e)(2))

/X/   Definitive Proxy Statement

/_/   Definitive Additional Materials

/_/   Soliciting Materials Pursuant to Section 240.14a-12

                Alliance California Municipal Income Fund, Inc.
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

      [LOGO]
ALLIANCEBERNSTEIN

                      ALLIANCEBERNSTEIN INCOME FUND, INC.
                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
            ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

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1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

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                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                March 30, 2011

To the stockholders of AllianceBernstein Income Fund, Inc. ("ABIF"), AllianceBernstein Global High Income Fund, Inc. ("AGHIF"), AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF"), Alliance California Municipal Income Fund, Inc. ("ACMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"):

   Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ABIF, AGHIF, ANMIF, ACMIF and ANYMIF, each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on March 30, 2011 at 3:00 p.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 25, 2011:

    1. To elect three Directors of each Fund, each such Director to hold office for a term of three years, as provided herein, and until his successor is duly elected and qualifies; and

    2. To transact such other business as may properly come before the Meeting.

   Any stockholder of record of ABIF, AGHIF, ANMIF, ACMIF and ANYMIF at the close of business on February 14, 2011 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                By Order of the Boards of Directors,

                                Emilie D. Wrapp
                                Secretary
New York, New York
February 25, 2011

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                            YOUR VOTE IS IMPORTANT

   Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also, by telephone or through the Internet, authorize proxies to cast your vote. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

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   AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                                PROXY STATEMENT

                      ALLIANCEBERNSTEIN INCOME FUND, INC.
                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
            ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                               -----------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS
                                March 30, 2011

                               -----------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of AllianceBernstein Income Fund, Inc. ("ABIF"), AllianceBernstein Global High Income Fund, Inc. ("AGHIF"), AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF"), Alliance California Municipal Income Fund, Inc. ("ACMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"), each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, on March 30, 2011 at 3:00 p.m., Eastern Time. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about
February 25, 2011.

   Any stockholder who owned shares of ABIF, AGHIF, ANMIF, ACMIF and ANYMIF on February 14, 2011 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

   Important Notice Regarding Availability of Proxy Materials for the Stockholders' Meeting to Be Held on Wednesday, March 30, 2011. The Proxy Statement is available on the Internet at www.alliancebernstein.com/abfundsproxy.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

   At the Meeting, three Directors of each Fund will be elected to serve for terms of three years and, in each case, until his successor is elected and qualifies. The affirmative vote of a majority of the votes entitled to be cast by a Fund's stockholders is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of each of the nominees.

   At the Meeting, the holders of each series of preferred stock of ANMIF, ACMIF and ANYMIF (the "Preferred Stockholders") will have equal voting rights with the holders of the common stock of ANMIF, ACMIF and ANYMIF (i.e., one vote per share), respectively, and will vote together with the holders of the common stock as a single class on proposals that may be properly presented at the Meeting applicable to their respective Funds, as described below. The Preferred Stockholders, voting separately as a class, have the right to elect two Directors of their Fund ("Preferred Directors"). The Preferred Directors are John H. Dobkin and Michael J. Downey and each are members of Class One of ANMIF, ACMIF and ANYMIF. While the Preferred Stockholders have the right to elect the Preferred Directors, the Preferred Directors are not standing for election at the Meeting because the terms of the Class One Directors do not expire until 2013.

   Under the Funds' respective Charters and Bylaws, the Board of Directors of each Fund (the "Board") has been divided into three classes. For all of the Funds, the terms of Class Two Directors will expire as of the Meeting, the terms of Class Three Directors will expire as of the annual meeting of stockholders to be held in 2012 and the terms of Class One Directors will expire as of the annual meeting of stockholders to be held in 2013. Upon expiration of the terms of the Directors of each class as set forth above, the terms of their successors in that class will continue until the end of their terms and until their successors are duly elected and qualify.

   Under this classified Board structure, only those Directors in a single class are required to be elected at the annual meeting of stockholders. It would require two years of annual meeting elections to change a majority of the Board of Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances even if they are not then standing for re-election. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's stockholders to change the majority of Directors of the Fund and, thus, have the effect of maintaining the continuity of management.

   At the Meeting, William H. Foulk, Jr. and D. James Guzy are standing for election in Class Two of each Fund; John H. Dobkin is standing for election in Class Two of AGHIF; and Robert M. Keith is standing for election in Class Two of ABIF, ANMIF, ACMIF and ANYMIF. Each nominee has consented to serve as a Director. The Boards know of no reason why any of the nominees for the Boards will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominees as the Boards may recommend.

   Certain information concerning the Funds' Directors and nominee for Director is set forth below.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS      OTHER
                                                                                        IN          PUBLIC
                                 YEAR                                               ALLIANCE-      COMPANY
                                 TERM                                               BERNSTEIN    DIRECTORSHIPS
                                 AS A                                                  FUND        HELD BY
                               DIRECTOR                  PRINCIPAL OCCUPATION(S)     COMPLEX       DIRECTOR
      NAME, ADDRESS*             WILL       YEARS OF      DURING PAST 5 YEARS        OVERSEEN     DURING THE
          AND AGE               EXPIRE     SERVICE**           OR LONGER            BY DIRECTOR  PAST 5 YEARS
---------------------------- --------      ----------- ---------------------------- -----------  -------------
INDEPENDENT
DIRECTORS
Chairman of the Board         Class        AGHIF: 18   Investment Adviser and an        97           None
William H. Foulk, Jr., #,##   Two          ABIF: 13,   Independent Consultant
78                            (Each        ANMIF,      since prior to 2006.
                              Fund         ACMIF and   Previously, he was Senior
                              2014)+       ANYMIF: 9   Manager of Barrett
                                                       Associates, Inc., a
                                                       registered investment
                                                       adviser. He was formerly
                                                       Deputy Comptroller and
                                                       Chief Investment Officer
                                                       of the State of New York
                                                       and, prior thereto, Chief
                                                       Investment Officer of the
                                                       New York Bank for
                                                       Savings. He has served as
                                                       a director or trustee of
                                                       various AllianceBernstein
                                                       Funds since 1983 and has
                                                       been Chairman of the
                                                       AllianceBernstein Funds
                                                       and of the Independent
                                                       Directors Committee of
                                                       such Funds since 2003.

John H. Dobkin, #             Class        ABIF: 13    Independent Consultant           96           None
69                            One          AGHIF: 18,  since prior to 2006.
                              (ABIF,       ANMIF,      Formerly, President of
                              ANMIF,       ACMIF and   Save Venice, Inc.
                              ACMIF        ANYMIF: 9   (preservation organization)
                              and                      from 2001-2002; Senior
                              ANYMIF                   Advisor from June 1999-
                              2013)                    June 2000 and President of
                                                       Historic Hudson Valley
                              Class                    (historic preservation)
                              Two                      from December 1989-May
                              (AGHIF                   1999. Previously, Director
                              2014)+                   of the National Academy
                                                       of Design. He has served
                                                       as a director or trustee of
                                                       various AllianceBernstein
                                                       Funds since 1992.

                                                                           Number of
                                                                           Portfolios       Other
                                                                               in           Public
                        Year                                               Alliance-       Company
                        Term                                               Bernstein    Directorships
                        as a                                                  Fund         Held by
                      Director                 Principal Occupation(s)      Complex        Director
   Name, Address*       Will     Years of       During Past 5 Years         Overseen    During the Past
      and Age          Expire    Service**           or Longer             by Director     5 Years
--------------------- --------   ---------  ------------------------------ -----------  ---------------
Michael J. Downey, #      Class  Each       Private Investor since prior       96       Asia Pacific
67                        One    Fund: 6    to 2006. Formerly, managing                 Fund, Inc.,
                          (Each             partner of Lexington Capital,               and The
                          Fund              LLC (investment advisory                    Merger Fund
                          2013)             firm) from December 1997                    since prior to
                                            until December 2003. From                   2006, and
                                            1987 until 1993, Chairman                   Prospect
                                            and CEO of Prudential                       Acquisition
                                            Mutual Fund Management,                     Corp.
                                            director of the Prudential                  (financial
                                            Mutual Funds, and member                    services) from
                                            of the Executive Committee                  2007 until
                                            of Prudential Securities Inc.               2009
                                            He has served as a director
                                            or trustee of the
                                            AllianceBernstein Funds
                                            since 2005.

D. James Guzy, #          Class  Each       Chairman of the Board of           96       Cirrus Logic
74                        Two    Fund: 5    PLX Technology (semi-                       Corporation
                          (Each             conductors) and of SRC                      (semi-
                          Fund              Computers Inc., with which                  conductors)
                          2014)+            he has been associated since                and PLX
                                            prior to 2006. He was a                     Technology,
                                            Director of Intel Corporation               Inc. (semi-
                                            (semi-conductors) from 1969                 conductors)
                                            until 2008, and served as                   since prior to
                                            Chairman of the Finance                     2006 and Intel
                                            Committee of such company                   Corporation
                                            for several years until May                 (semi-
                                            2008. He has served as a                    conductors)
                                            director or trustee of one or               since prior to
                                            more of the                                 2006 until
                                            AllianceBernstein Funds                     2008
                                            since 1982.

                                                                            Number of
                                                                            Portfolios      Other
                                                                                in          Public
                       Year                                                 Alliance-      Company
                       Term                                                 Bernstein    Directorships
                       as a                                                    Fund        Held by
                     Director                 Principal Occupation(s)        Complex       Director
  Name, Address*       Will    Years of         During Past 5 Years          Overseen     During the
      and Age         Expire   Service**             or Longer              by Director  Past 5 Years
-------------------- --------  ---------  --------------------------------- -----------  -------------
Nancy P. Jacklin, #      Class Each       Professorial Lecturer at the          96           None
62                       One   Fund: 5    Johns Hopkins School of
                         (Each            Advanced International
                         Fund             Studies since 2008. Formerly,
                         2013)            U.S. Executive Director of the
                                          International Monetary Fund
                                          (December 2002-May 2006);
                                          Partner, Clifford Chance
                                          (1992-2002); Sector Counsel,
                                          International Banking and
                                          Finance, and Associate
                                          General Counsel, Citicorp
                                          (1985-1992); Assistant
                                          General Counsel
                                          (International), Federal
                                          Reserve Board of Governors
                                          (1982-1985); and Attorney
                                          Advisor, U.S. Department of
                                          the Treasury (1973-1982).
                                          Member of the Bar of the
                                          District of Columbia and New
                                          York; and member of the
                                          Council on Foreign Relations.
                                          She has served as a director or
                                          trustee of the
                                          AllianceBernstein Funds
                                          since 2006.

Garry L. Moody, #        Class Each       Independent Consultant.               96           None
58                       Three Fund: 3    Formerly, Partner, Deloitte &
                         (Each            Touche LLP (1995-2008)
                         Fund             where he held a number of
                         2012)            senior positions, including
                                          Vice Chairman, and U.S. and
                                          Global Investment
                                          Management Practice
                                          Managing Partner; President,
                                          Fidelity Accounting and
                                          Custody Services Company
                                          (1993-1995); and Partner,
                                          Ernst & Young LLP (1975-
                                          1993), where he served as the
                                          National Director of Mutual
                                          Fund Tax Services. He has
                                          served as a director or trustee,
                                          and as Chairman of the Audit
                                          Committee, of most of the
                                          AllianceBernstein Funds
                                          since 2008.

                                                                                  Number of
                                                                                  Portfolios       Other
                                                                                      in           Public
                              Year                                                Alliance-       Company
                              Term                                                Bernstein    Directorships
                              as a                                                   Fund         Held by
                            Director                 Principal Occupation(s)       Complex        Director
      Name, Address*          Will    Years of        During Past 5 Years          Overseen    During the Past
         and Age             Expire   Service**            or Longer              by Director     5 Years
--------------------------- --------  ---------  -------------------------------- -----------  ----------------
Marshall C. Turner, Jr., #      Class Each       Private Investor since prior to      96       Xilinx, Inc.
69                              Three Fund: 5    2006. Interim CEO of MEMC                     (programmable
                                (Each            Electronic Materials, Inc.                    logic semi-
                                Fund             (semi-conductor and solar cell                conductors)
                                2012)            substrates) from November                     and MEMC
                                                 2008 until March 2009. He                     Electronic
                                                 was Chairman and CEO of                       Materials, Inc.
                                                 Dupont Photomasks, Inc.                       (semi-
                                                 (components of semi-                          conductor and
                                                 conductor manufacturing),                     solar cell
                                                 2003-2005, and President and                  substrates)
                                                 CEO, 2005-2006, after the                     since prior to
                                                 company was acquired and                      2006
                                                 renamed Toppan Photomasks,
                                                 Inc. He has served as a
                                                 director or trustee of one or
                                                 more of the AllianceBernstein
                                                 Funds since 1992.

Earl D. Weiner, #               Class Each       Of Counsel, and Partner prior        96       None
71                              Three Fund: 4    to January 2007, of the law
                                (Each            firm Sullivan & Cromwell
                                Fund             LLP and member of ABA
                                2012)            Federal Regulation of
                                                 Securities Committee Task
                                                 Force to draft editions of the
                                                 Fund Director's Guidebook.
                                                 He has served as a director or
                                                 trustee of the
                                                 AllianceBernstein Funds
                                                 since 2007 and is Chairman
                                                 of the Governance and
                                                 Nominating Committee of
                                                 most of the Funds.

                                                                                Number of
                                                                                Portfolios      Other
                                                                                    in          Public
                          Year                                                  Alliance-      Company
                          Term                                                  Bernstein    Directorships
                          as a                                                     Fund        Held by
                        Director                   Principal Occupation(s)       Complex       Director
  Name, Address*          Will       Years of        During Past 5 Years         Overseen     During the
      and Age            Expire      Service**            or Longer             by Director  Past 5 Years
-------------------- ---------       ---------  ------------------------------- -----------  -------------
INTERESTED
DIRECTOR
Robert M. Keith, ++  Class One       Each       Senior Vice President of            97           None
1345 Avenue of the   (AGHIF          Fund: 2    AllianceBernstein L.P. (the
 Americas,           2013)                      "Adviser")*** and head of
New York, NY 10105                              AllianceBernstein
50                   Class Two                  Investments Inc. ("ABI")***
                     (ABIF,                     since July 2008; Director of
                     ANMIF,                     ABI and President of the
                     ACMIF                      AllianceBernstein Mutual
                     and                        Funds. Previously, he served
                     ANYMIF                     as Executive Managing
                     2014)+                     Director of ABI from
                                                December 2006 to June 2008.
                                                Prior to joining ABI in 2006,
                                                Executive Managing Director
                                                of Bernstein Global Wealth
                                                Management, and prior
                                                thereto, Senior Managing
                                                Director and Global Head of
                                                Client Service and Sales of
                                                the Adviser's institutional
                                                investment management
                                                business since 2004. Prior
                                                thereto, Managing Director
                                                and Head of North American
                                                Client Service and Sales in
                                                the Adviser's institutional
                                                investment management
                                                business, with which he has
                                                been associated since prior to
                                                2004.

--------
* The address for each of the Fund's Independent Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
** "Years of Service" refers to the total number of years served as a Director. ***The Adviser and ABI are affiliates of each Fund.
# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of each Fund.
## Member of the Fair Value Pricing Committee of each Fund.
+  If elected at the Meeting.
++ Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "Act"), of each Fund due to his position as a Senior Vice President of the Adviser.

   The dollar range of the Funds' securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                        Aggregate Dollar
                                                        Range of Equity
                                                       Securities in the
                                                          Funds in the
                               Dollar Range of Equity  AllianceBernstein
                               Securities in the Funds Fund Complex as of
                               as of December 31, 2010 December 31, 2010
                               ----------------------- ------------------
      Independent Directors
      John H. Dobkin           ABIF:   $10,001-$50,000   Over $100,000

      Michael J. Downey        ABIF:     $1-$10,000      Over $100,000

      William H. Foulk, Jr.    ABIF:   $10,001-$50,000   Over $100,000
                               AGHIF:  $10,001-$50,000
                               ANMIF:    $1-$10,000

      D. James Guzy            AGHIF:  $10,001-$50,000   Over $100,000

      Garry L. Moody           ABIF:   $10,001-$50,000   Over $100,000

      Nancy P. Jacklin         AGHIF:  $10,001-$50,000   Over $100,000

      Marshall C. Turner, Jr.  ABIF:   $10,001-$50,000   Over $100,000

      Earl D. Weiner           AGHIF:  $10,001-$50,000   Over $100,000
                               ANYMIF:   $1-$10,000
      Interested Director
      Robert M. Keith                       None             None

   The business and affairs of the Funds are managed under the direction of the Boards. Directors who are not "interested persons" of the Funds as defined in the Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Funds are referred to as "Interested Directors". Certain information concerning the Funds' governance structure and each Director is set forth below.

   Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of each Fund's Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

   Each Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. Each Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

   In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as Director of the Fund, is provided in the table above and in the next paragraph.

   Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Funds and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Controller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the

Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser, with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including as Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds since 2007. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

   Board Structure and Oversight Function. The Boards are responsible for oversight of the Funds. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Boards are responsible for overseeing the Adviser and the Funds' other service providers in the operations of the Funds in accordance with the Funds' investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and each Fund's charter and bylaws. The Boards typically meet in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established four standing committees--the Audit, Governance and Nominating, Independent Directors, and Fair Value Pricing Committees--and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

   An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

   Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and
(iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and
(ii) above.

   Risk oversight forms part of the Boards' general oversight of the Funds' investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.

   Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals. As a result of the foregoing and other factors the Funds' ability to manage risk is subject to substantial limitations.

   During the Funds' fiscal year ended in 2010, each Fund's Board met eight times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders.

   Each Fund's Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee of each Fund is to assist the Board in its oversight of a Fund's financial reporting process. The members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange ("NYSE"). During the Funds' fiscal year ended in 2010, the Audit Committee of each Fund met five times. During the Funds' fiscal year ended in 2010, the Governance and Nominating Committee of each Fund met four times.

   Each Fund's Board has adopted a charter for its Governance and Nominating Committee, which is available at www.alliancebernstein.com (click on AllianceBernstein Mutual Fund Investors U.S. then Investment Products/Mutual Funds/Closed-End). Pursuant to the charter of the Governance and Nominating Committee, the Committee assists each Board in carrying out its responsibilities with respect to governance of a Fund and identifies, evaluates and selects and nominates candidates for that Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect a Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, the Adviser, stockholders and other appropriate sources.

   The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of a Fund's outstanding common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund no less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

   The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

   The function of each Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Fund made under unique or highly unusual circumstances not previously addressed by the Adviser's Valuation Committee that would result in a change in the Fund's net asset value ("NAV") by more than $0.01 per share. The Fair Value Pricing Committee did not meet during any Fund's most recently completed fiscal year.

   The function of each Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Shareholder Inquiry Agency Agreements. During the Funds' fiscal year ended in 2010, the Independent Directors Committee of ABIF met nine times; of AGHIF, nine times; of ANMIF, eight times; of ACMIF, eight times; and of ANYMIF, eight times.

   Each Board has adopted a process for stockholders to send communications to the Board of their Fund. To communicate with a Board or an individual Director of a Fund, a stockholder must send a written communication to that Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of that Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

   None of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. The aggregate compensation paid by the Funds to the Directors during the Funds' respective fiscal years ended in 2010, the aggregate compensation paid to the Directors during calendar year 2010 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Funds nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                    Number of
                                                                  Number of        Investment
                                                                 Investment        Portfolios
                                                              Companies in the     within the
                                                              AllianceBernstein AllianceBernstein
                                              Compensation      Fund Complex,     Fund Complex,
                                                from the        including the     including the
                          Compensation      AllianceBernstein   Funds, as to      Funds, as to
                            from the          Fund Complex,       which the         which the
                          Funds during        including the     Director is a     Director is a
                         their Fiscal Years   Funds, during      Director or       Director or
   Name of Director      ended in 2010            2010             Trustee           Trustee
------------------------ ------------------ ----------------- ----------------- -----------------
Independent Directors
John H. Dobkin           $ 6,209   ABIF         $236,900             32                96
                         $ 6,368   AGHIF
                         $ 6,264   ANMIF
                         $ 6,264   ACMIF
                         $ 6,264   ANYMIF

Michael J. Downey        $ 6,209   ABIF         $236,900             32                96
                         $ 6,368   AGHIF
                         $ 6,264   ANMIF
                         $ 6,264   ACMIF
                         $ 6,264   ANYMIF

William H. Foulk, Jr.    $11,194   ABIF         $482,300             34                97
                         $11,293   AGHIF
                         $11,247   ANMIF
                         $11,247   ACMIF
                         $11,247   ANYMIF

D. James Guzy            $ 6,209   ABIF         $236,900             32                96
                         $ 6,368   AGHIF
                         $ 6,264   ANMIF
                         $ 6,264   ACMIF
                         $ 6,264   ANYMIF

Nancy P. Jacklin         $ 6,209   ABIF         $236,900             32                96
                         $ 6,368   AGHIF
                         $ 6,264   ANMIF
                         $ 6,264   ACMIF
                         $ 6,264   ANYMIF

Garry L. Moody           $ 7,028   ABIF         $264,900             32                96
                         $ 7,179   AGHIF
                         $ 7,084   ANMIF
                         $ 7,084   ACMIF
                         $ 7,084   ANYMIF

Marshall C. Turner, Jr.  $ 6,209   ABIF         $236,900             32                96
                         $ 6,368   AGHIF
                         $ 6,264   ANMIF
                         $ 6,264   ACMIF
                         $ 6,264   ANYMIF

Earl D. Weiner           $ 6,638   ABIF         $254,900             32                96
                         $ 6,792   AGHIF
                         $ 6,693   ANMIF
                         $ 6,693   ACMIF
                         $ 6,693   ANYMIF

   Each Board unanimously recommends that the stockholders vote FOR each of the nominees to serve as a Director of the applicable Fund. Approval of Proposal One with respect to each Fund requires the affirmative vote of a majority of the votes entitled to be cast.

                     PROXY VOTING AND STOCKHOLDER MEETING

   All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes will be cast for the election of the nominees as Directors for each Fund. If no specification is made on a properly executed proxy, it will be voted for the matters specified on the Proxy Card. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing and delivering to the Secretary another proxy of a later date or by voting in person at the Meeting.

   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). The approval of the Proposal with respect to each Fund requires an affirmative vote of the holders of a majority of the votes entitled to be cast. An abstention will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the Proposal. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

   A quorum for each Fund for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock, and preferred stock, if any, of the particular Fund. In the event that a quorum is not present at the Meeting for a Fund or, even if a quorum is so present, in the event that sufficient votes in favor of the position recommended by the Board on the Proposal described in the Proxy Statement with respect to a Fund are not timely received, the Chairman of the Board may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting up to 120 days after the Record Date with respect to that Fund, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board on any proposal as to which the Meeting is proposed to be adjourned will be voted against adjournment of the Meeting.

   The Meeting is scheduled as a joint meeting of the stockholders of the Funds because the stockholders of all the Funds are to consider and vote on the election of

Directors. Stockholders of each Fund will vote separately on the election of Directors for that Fund and on any other matter that may properly come before the Meeting for a Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the election of Directors or any other matter by the stockholders of another Fund.

   Each Fund has engaged Computershare, 199 Water Street, 26/th/ Floor, New York, New York 10038, to assist in soliciting proxies for the Meeting. Computershare will receive a total fee of approximately $5,000 for its services, to be divided equally among the Funds ($1,000 per Fund).

Other Information

Officers of the Funds

   Certain information concerning the Funds' officers is set forth below. The Funds' officers are elected annually by the respective Board until his or her successor is duly elected and qualifies.

                                       Position(s) (Month and Year      Principal Occupation During
Name, Address* and Age                 First Elected)                   Past 5 Years
----------------------                 -------------------------------- ---------------------------------
Robert M. Keith                        President and Chief Executive    See biography above.
50                                     Officer, all Funds (09/08)

Philip L. Kirstein                     Senior Vice President and        Senior Vice President and
65                                     Independent Compliance Officer,  Independent Compliance
                                       all Funds (10/04)                Officer of the AllianceBernstein
                                                                        Mutual Funds, with which he
                                                                        has been associated since
                                                                        October 2004. Prior thereto, he
                                                                        was Of Counsel to Kirkpatrick
                                                                        & Lockhart, LLP from October
                                                                        2003 to October 2004, and
                                                                        General Counsel of Merrill
                                                                        Lynch Investment Managers,
                                                                        L.P. since prior to March 2003.

Robert (Guy) B. Davidson III           Senior Vice President,           Senior Vice President of the
49                                     ANMIF (4/02)                     Adviser**, with which he has
                                       ACMIF (4/02)                     been associated since prior to
                                       ANYMIF (4/02)                    2006.

Douglas J. Peebles                     Senior Vice President,           Senior Vice President of the
45                                     ANMIF (6/04)                     Adviser**, with which he has
                                       ACMIF (6/04)                     been associated since prior to
                                       ANYMIF (6/04)                    2006.
                                       Vice President,
                                       ABIF (8/02)

                                       Position(s) (Month and Year    Principal Occupation During
Name, Address* and Age                 First Elected)                 Past 5 Years
----------------------                 ------------------------------ --------------------------------
Michael G. Brooks                      Vice President,                Senior Vice President and
62                                     ANMIF (10/05)                  Senior Portfolio Manager of the
                                       ACMIF (10/05)                  Adviser**, with which he has
                                       ANYMIF (10/05)                 been associated since prior to
                                                                      2006.

Fred S. Cohen                          Vice President,                Senior Vice President of the
52                                     ACMIF (10/05)                  Adviser***, with which he has
                                       ANMIF (10/05)                  been associated since prior to
                                       ANYMIF (10/05)                 2006.

Paul J. DeNoon                         Vice President,                Senior Vice President of the
48                                     ABIF (3/93)                    Adviser**, with which he has
                                       AGHIF (4/94)                   been associated since prior to
                                                                      2006.

Gershon M. Distenfeld                  Vice President,                Senior Vice President of the
35                                     ABIF (3/06)                    Adviser**, with which he has
                                                                      been associated since prior to
                                                                      2006.

Terrance T. Hults                      Vice President,                Senior Vice President of the
44                                     ANMIF (12/01)                  Adviser**, with which he has
                                       ACMIF (12/01)                  been associated since prior to
                                       ANYMIF (12/01)                 2006.

Michael L. Mon                         Vice President,                Vice President of the
41                                     ABIF (4/00)                    Adviser**, with which he has
                                                                      been associated since prior to
                                                                      2006.

Matthew S. Sheridan                    Vice President,                Vice President of the
35                                     ABIF (11/08)                   Adviser**, with which he has
                                                                      been associated since prior to
                                                                      2006.

Joseph J. Mantineo                     Treasurer and Chief Financial  Senior Vice President of
51                                     Officer, all Funds (8/06)      AllianceBernstein Investor
                                                                      Services, Inc. ("ABIS")**, with
                                                                      which he has been associated
                                                                      since prior to 2006.

Phyllis J. Clarke                      Controller,                    Vice President of the ABIS**,
50                                     ABIF (5/09)                    with which she has been
                                       ANMIF (5/09)                   associated since prior to 2006.
                                       ACMIF (5/09)
                                       ANYMIF (5/09)

Stephen Woetzel                        Controller,                    Vice President of ABIS**, with
39                                     AGHIF (5/09)                   which he has been associated
                                                                      since prior to 2006.

                                       Position(s) (Month and Year  Principal Occupation During
Name, Address* and Age                 First Elected)               Past 5 Years
----------------------                 ---------------------------  ---------------------------------
Emilie D. Wrapp                            Secretary,               Senior Vice President, Assistant
55                                         all Funds (10/05)        General Counsel and Assistant
                                                                    Secretary of ABI**, with which
                                                                    she has been associated since
                                                                    prior to 2006.

--------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
** An affiliate of each of the Funds.

Stock Ownership

   The outstanding voting shares of ABIF, AGHIF, ANMIF, ACMIF and ANYMIF as of the Record Date consisted of 242,911,697 shares of common stock of ABIF, 85,171,832 shares of common stock of AGHIF, 28,697,203 shares of common stock of ANMIF, and 2,677 shares of each of Auction Preferred Shares, Series M, Series W and Series TH and 1,658 shares of Series T of ANMIF, 8,536,533 shares of common stock and 1,451 shares of each of Auction Preferred Shares, Series M and Series T of ACMIF and 4,828,621 shares of common stock and 816 shares of each of Auction Preferred Shares, Series M and Series T of ANYMIF.

   As of February 14, 2011, the Directors and officers of each Fund, both individually and as a group, owned less than 1% of the shares of any Fund. During each Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

Audit Committee Report

   The following Audit Committee Report was adopted by the Audit Committee of each Fund.

   The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser's website at www.alliancebernstein.com (click on AllianceBernstein Mutual Fund Investors U.S. then Investment Products/Mutual Funds/Closed-End). The purposes of the Audit Committee are to (1) assist the Board in its oversight of the accounting and financial reporting policies and practices of the Fund, including (i) the quality and integrity of the Fund's financial statements and the independent audit thereof; (ii) the Fund's compliance with legal and regulatory requirements, particularly those that relate to the Fund's accounting, financial reporting, internal controls over financial reporting, and independent audits; (iii) the retention, independence, qualifications and performance of the independent accountants; (iv) meeting with representatives of the internal audit department of the Adviser regarding such department's activities relating to the

Fund; and (v) the Fund's compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and
(2) to prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm's independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communications with Audit Committees Concerning Independence, as currently in effect, and has discussed the independent registered public accounting firm's independence with such firm.

   The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent".

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal year.

   Submitted by the Audit Committee of each Fund's Board of Directors:

 John H. Dobkin                         Nancy P. Jacklin
 Michael J. Downey                      Garry L. Moody
 William H. Foulk, Jr.                  Marshall C. Turner, Jr.
 D. James Guzy                          Earl D. Weiner

Approval of Independent Registered Public Accounting Firms by Boards

   The Audit Committee of each Fund is responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm. In addition, the Board approved the independent registered public accounting firm of each Fund as required by the Act on the date specified below. The Board of each of the Funds at meetings held on February 2-4, 2010 (AGHIF) and November 2-4, 2010 (ABIF, ANMIF, ACMIF and ANYMIF), respectively, approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, Ernst & Young LLP, independent registered public accounting firm to audit the accounts (for the fiscal year ending) of AGHIF (March 31, 2011), ANMIF, ACMIF and ANYMIF (October 31, 2011) and ABIF (December 31, 2011).

   Ernst & Young LLP has audited the accounts of ABIF, AGHIF, ANMIF, ACMIF and ANYMIF since the respective dates of the commencement of each of the Fund's operations, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds. Representatives of Ernst & Young LLP are expected to attend the Meeting, to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

Independent Registered Public Accounting Firm's Fees

   The following table sets forth the aggregate fees billed by the independent registered public accounting firm for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release reviews and preferred stock maintenance testing (for those Funds that issue preferred stock); (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that con-trol, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided by the independent registered public accounting firm to any Fund during this period.

                                                                               All Fees for
                                                                                Non-Audit
                                                                                 Services
                                                                     All Other Provided to
                                                                     Fees for   the Fund,
                                                                     Services  the Adviser
                                                  Audit              Provided  and Service
                                    Audit Fees Related Fees Tax Fees  to Fund  Affiliates*
                                    ---------- ------------ -------- --------- ------------
AllianceBernstein              2009  $68,902     $10,000    $19,692     $0       $962,264
 Income Fund, Inc.             2010  $57,500     $ 8,000    $17,506     $0       $663,646

AllianceBernstein Global       2009  $67,200     $ 6,350    $21,166     $0       $536,950
 High Income Fund, Inc.        2010  $58,658     $ 7,200    $19,096     $0       $956,828

AllianceBernstein
 National Municipal            2009  $48,000     $ 8,000    $ 5,500     $0       $788,157
 Income Fund, Inc.             2010  $32,500     $ 8,000    $11,924     $0       $712,104

Alliance California Municipal  2009  $48,000     $ 8,000    $ 5,500     $0       $788,157
 Income Fund, Inc.             2010  $32,500     $ 8,000    $11,924     $0       $712,104

Alliance New York
 Municipal Income              2009  $48,000     $ 8,000    $ 5,500     $0       $788,157
 Fund, Inc.                    2010  $32,500     $ 8,000    $11,924     $0       $712,104

--------
* The fees vary because they are presented based on each Fund's last two fiscal years and reflect fees for non-audit services for different periods.

   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Funds' Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to a Fund by the Fund's independent registered public accounting firm. A Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2010 are for services pre-approved by each Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for each Fund that were subject to pre-approval by the Audit Committee for 2010 were ABIF, $153,221 (comprising $135,715 of audit related fees and $17,506 of tax fees); AGHIF, $270,142 (comprising $251,046 of audit related fees and $19,096 of tax fees); ANMIF, $147,639 (comprising $135,715 of audit related fees and $11,924 of tax fees); ACMIF, $147,639 (comprising

$135,715 of audit related fees and $11,924 of tax fees); and ANYMIF, $147,639 (comprising $135,715 of audit related fees and $11,924 of tax fees). The Audit Committee of each Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

  INFORMATION AS TO THE INVESTMENT ADVISER AND THE ADMINISTRATOR OF THE FUNDS

   Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The administrator for each of the Funds is the Adviser.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   During the fiscal year ended October 31, 2010 for ACMIF, ANMIF, and ANYMIF, a statement of initial beneficial ownership of securities on Form 3 was inadvertently filed late by the Adviser on behalf of each of Robert B. Davidson III, Terrance T. Hults, Joseph J. Mantineo and Phyllis J. Clarke, each an officer of the Adviser. During the fiscal year ended December 31, 2010 for ABIF, a statement of initial beneficial ownership of securities on Form 3 was inadvertently filed late by the Adviser on behalf of each of Gershon M. Distenfeld, Matthew S. Sheridan, Joseph J. Mantineo and Phyllis J. Clarke, each an officer of the Adviser.

                                 OTHER MATTERS

   Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies. As of February 15, 2011, the following shareholders held more than 5% of the specified Fund's shares:

                                                                    Number
Fund             Shareholder (Address)             Class of Shares of Shares Percentage
 ----  ------------------------------------------- --------------- --------- ----------
ANMIF  First Trust Portfolios L.P, First Trust      common stock   3,141,378    11.0
       Advisors L.P. and The Charger Corporation
       (120 East Liberty Drive, Suite 400,
       Wheaton, Illinois 60187)

ANMIF  Citigroup Global Markets, Inc., Citigroup    auction rate       2,903    30.0
       Financial Products, Inc., Citigroup Global   preferred
       Markets Holdings, Inc. and Citigroup, Inc.   stock
       (388 Greenwich Street, New York, New
       York 10013)

                                                                      Number
 Fund             Shareholder (Address)             Class of Shares  of Shares Percentage
 ----   ------------------------------------------- ---------------  --------- ----------
ANMIF   UBS AG on behalf of UBS Securities LLC       auction rate       1,049    10.83
        and UBS Financial Services Inc.              preferred
        (Bahnhofstrasse 45, P.O. Box CH-8021,        stock
        Zurich, Switzerland)

ANMIF   Bank of America Corp., and Bank of           auction rate       1,770    18.30
        America N.A. (Bank of America Corporate      preferred
        Center, 100 North Tryon Street, Charlotte,   stock
        North Carolina 28255) and Blue Ridge
        Investments, L.L.C. (214 North Tryon
        Street, Charlotte, North Carolina 28255)

ACMIF   First Trust Portfolios L.P., First Trust     common           881,659    10.30
        Advisors L.P. and The Charger Corporation    stock
        (120 East Liberty Drive, Suite 400,
        Wheaton, Illinois 60187)

ACMIF   Citigroup Global Markets, Inc., Citigroup    auction rate       1,454    50.10
        Financial Products, Inc., Citigroup Global   preferred
        Markets Holdings, Inc. and Citigroup, Inc.   stock
        (388 Greenwich Street, New York, New
        York 10013)

ACMIF   UBS AG on behalf of UBS Securities LLC       auction rate         350    12.06
        and UBS Financial Services, Inc.             preferred
        (Bahnhofstrasse 45, P.O. Box CH-8021,        stock
        Zurich, Switzerland)

ACMIF   Bank of America Corp., and Bank of           auction rate         834    28.70
        America N.A. (Bank of America Corporate      preferred
        Center, 100 North Tryon Street, Charlotte,   stock
        North Carolina 28255) and Blue Ridge
        Investments, L.L.C. (214 North Tryon
        Street, Charlotte, North Carolina 28255)

ANYMIF  Citigroup Global Markets, Inc., Citigroup    auction rate         848     52.0
        Financial Products, Inc., Citigroup Global   preferred
        Markets Holdings, Inc. and Citigroup, Inc.   stock
        (388 Greenwich Street, New York, New
        York 10013)

ANYMIF  Bank of America Corp. (100 North Tryon       auction rate         589    36.10
        Street, Charlotte, North Carolina 28255)     preferred
        and Blue Ridge Investments, L.L.C. (214      stock
        North Tryon Street, Charlotte, North
        Carolina 28255)

ANYMIF  UBS AG on behalf of UBS Securities LLC       auction rate          97     5.94
        and UBS Financial Services Inc.              preferred
        (Bahnhofstrasse 45, P.O. Box CH-8021,        stock
        Zurich, Switzerland)

      SUBMISSION OF PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

   Proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by October 28, 2011 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. In addition, stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with each Fund's Bylaws. To be presented at the 2012 Annual Meeting of Stockholders, a stockholder proposal that is not otherwise includable in the Proxy Statement for the 2012 Annual Meeting must be delivered by a stockholder of record to the Fund no sooner than September 28, 2011 and no later than October 28, 2011.

   The persons named as proxies for the 2012 Annual Meeting of Stockholders will, with respect to the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter no sooner than September 28, 2011 and no later than October 28, 2011. If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

                            REPORTS TO STOCKHOLDERS

   Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or contact Kristine Antoja at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                By Order of the Boards of Directors,

                                Emilie D. Wrapp
                                Secretary
February 25, 2011
New York, New York

                    TABLE OF CONTENTS                  Page
                    ---------------------------------- ----
                    Introduction......................   1
                    Proposal One: Election of
                     Directors........................   2
                    Proxy Voting and Stockholder
                     Meeting..........................  15
                    Information as to the Investment
                     Adviser and the Administrator of
                     the Funds........................  22
                    Other Matters.....................  22
                    Submission of Proposals for the
                     Next Annual Meeting of
                     Stockholders.....................  24
                    Reports to Stockholders...........  24


                                            AllianceBernstein Income Fund, Inc.
                                AllianceBernstein Global High Income Fund, Inc.
                         AllianceBernstein National Municipal Income Fund, Inc.
                                Alliance California Municipal Income Fund, Inc.
                                  Alliance New York Municipal Income Fund, Inc.

--------------------------------------------------------------------------------

      [LOGO]
ALLIANCEBERNSTEIN

--------------------------------------------------------------------------------
NOTICE OF JOINT ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT

February 25, 2011

FORM OF PROXY                                                      FORM OF PROXY

                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                   STOCKHOLDERS TO BE HELD ON MARCH 30, 2011

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                          DIRECTORS OF THE CORPORATION

      The undersigned stockholder of Alliance California Municipal Income Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints Carol H. Rappa and Nancy E. Hay, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 3:30 p.m., Eastern Time, on March 30, 2011 at the offices of the Corporation, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

      The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

      IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                    PLEASE REFER TO THE PROXY STATEMENT FOR
                         A DISCUSSION OF THE PROPOSAL.

      PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                              DO YOU HAVE ANY COMMENTS?

_________________________                              _________________________
_________________________                              _________________________
_________________________                              _________________________

                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

         THE BOARD OF DIRECTORS
         URGES YOU TO VOTE "FOR"
         ALL CLASS TWO NOMINEES
         LISTED (TERMS EXPIRE
         2014).

                                       Please mark votes as in this example: /X/
                                                   WITHHOLD     FOR ALL
1.       Election of Directors        FOR ALL      FROM ALL     EXCEPT AS
                                      NOMINEES     NOMINEES     NOTED BELOW
                                      /  /          /  /        /  /
         William H. Foulk                                       /  /

         D. James Guzy                                          /  /

         Robert M. Keith                                        /  /

2.       To vote and otherwise
         represent the undersigned
         on any other matters that
         may properly come before
         the Annual Meeting or any
         postponement or
         adjournment thereof, in
         the discretion of the
         proxy holder(s).



                                  Mark here for address change and note
                                  at left.                                   / /

                                  Please be sure to sign, date and return this Proxy promptly. You may use the enclosed envelope.

                                  ___________________________________________
                                  (Signature of Stockholder)

                                  ___________________________________________
                                  (Signature of joint owner, if any)

                                  Date __________, 2011





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